Exhibit 99.1

[KPMG LLP Letterhead]

July 22, 2003

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Engage, Inc. and, under the date of October 1, 2002, except for Note 20(b) and (c), which is as of October 31, 2002, we reported on the consolidated financial statements of Engage, Inc. and subsidiaries as of July 31, 2002 and 2001, and for the three-year period ended July 31, 2002. On June 20, 2003, we resigned. We have read Engage Inc.’s statements included under Item 4 of its Form 8-K/A dated July 22, 2003, and we agree with such statements.

Very truly yours,

/s/ KPMG LLP